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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 22, 1999
                        ---------------------------------
                                 (Date of earliest event reported)

                         METROMEDIA FIBER NETWORK, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                          Delaware 000-23269 11-3168327
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   State of                 (Commission File No.)                 (IRS Employer
Incorporation)                                               Identification No.)


                           One North Lexington Avenue,
                          White Plains, New York 10601
     ---------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (914) 421-6700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
     ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.           Other Events

                  On June 22, 1999, Metromedia Fiber Network, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), among the Company, Magellan Acquisition, Inc. and AboveNet Communications Inc. ("AboveNet"), dated as of June 22, 1999. A copy of the Merger Agreement is attached hereto as Exhibit 1 and is hereby incorporated by reference. On June 22, 1999, in connection with the execution of the Merger Agreement, the Company and MFN entered into an Option Agreement, between the Company, as issuer, and MFN, as grantee, pursuant to which AboveNet granted to the Company an option to acquire up to 19.9% of AboveNet common stock at a price of $49.9375 per share. A copy of the Option Agreement is attached hereto as
Exhibit 2 and is hereby incorporated by reference.

                  Pursuant to the Merger Agreement, the Company's wholly-owned subsidiary Magellan Acquisition, Inc. will merge with and into AboveNet, with each share of AboveNet common stock converted into the right to receive 1.175 shares of the Company's Class A Common Stock. Following consummation of the merger, AboveNet will become a wholly-owned subsidiary of the Company.

                  The transaction contemplated by the Merger Agreement, which has been approved by the board of directors of each company, is intended to be a tax-free reorganization. Consummation of the transactions contemplated in the Merger Agreement is subject to the expiration or earlier termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval of the transactions by the shareholders of the Company and MFN, and other customary closing conditions.

                  On June 22, 1999, in connection with the execution of the Merger Agreement, certain stockholders of AboveNet who own approximately 15.6% of the outstanding AboveNet common stock agreed to vote in favor of the Merger Agreement and against any other competing transaction. A copy of the Voting Agreement with such AboveNet stockholders is attached hereto as Exhibit 3 and is hereby incorporated by reference. In addition, on June 22, 1999 in connection with the Merger Agreement, certain stockholders of the Company who control approximately 66% of the voting power of the Company agreed to vote in favor of the issuance of the shares of the Company's Class A Common Stock pursuant to the Merger Agreement, thereby assuring its approval by the MFN stockholders. A copy of the Voting Agreement with certain of the Company's stockholders is attached as Exhibit 4 and is hereby incorporated by reference.

                                        2

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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                           (1) Agreement and Plan of Merger, dated as of June 22, 1999, among AboveNet Communications Inc., Magellan Acquisition, Inc. and Metromedia Fiber Network, Inc.

                           (2) Option Agreement dated as of June 22, 1999, between AboveNet Communications Inc., as issuer, and Metromedia Fiber Network, Inc., as grantee.

                           (3) Voting Agreement dated as of June 22, 1999 between Metromedia Fiber Network, Inc. and certain stockholders of AboveNet
                                Communications Inc. listed therein.

                           (4) Voting Agreement dated as of June 22, 1999 between AboveNet Communications Inc. and certain stockholders of Metromedia Fiber Network, Inc.

                                        3

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         METROMEDIA FIBER NETWORK, INC.


                                    By:/S/ HOWARD FINKELSTEIN
                                       ------------------------------
                                 Name: Howard Finkelstein
                                  Title: President

Date: June 30, 1999

                                        4

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                                  EXHIBIT INDEX




Exhibit                                                                        Page in
NO.                                                                            Sequential
---                                                                            Numbering
                                                                               SYSTEM
                                                                               ------

1     Agreement and Plan of Merger, dated as of June  22,
      1999, among AboveNet Communications Inc.,
      Magellan Acquisition, Inc. and Metromedia Fiber
      Network, Inc.

2     Option Agreement dated as of June 22, 1999, between AboveNet
      Communications Inc., as issuer, and Metromedia Fiber Network, Inc., as grantee.

3     Voting Agreement dated as of June 22, 1999 between Metromedia Fiber
      Network, Inc. and certain stockholders of AboveNet Communications Inc.
      listed therein.

4     Voting Agreement dated as of June 22, 1999 between AboveNet
      Communications Inc. and certain stockholders of Metromedia Fiber
      Network, Inc.


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